DERIVED INFORMATION   01/06/05

$375,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$375,000,000

Total Certificates Offered & Non-Offered

CSFB 2005-FIX1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary –

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 0.1% of the mortgage loans do not provide for any payments of principal in the five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Balance
				%
		TOTAL	AVG	SCHED			WA	WA
Balance	COUNT	SCHED_BAL	SCHED_BAL	_BAL	WAC	WARM	FICO	LTV

0.01 - 50,000.00	445	17,965,855	40,373	4.8	8.63	283	626	72.6
50,000.01 - 75,000.00	680	42,453,889	62,432	11.3	8.20	302	625	75.3
75,000.01 - 100,000.00	583	50,784,209	87,108	13.5	7.53	317	629	75.8
100,000.01 >=	1,471	264,851,982	180,049	70.4	7.02	341	635	74.6
Total:	3,179	376,055,934	118,294	100.0	7.30	331	632	74.7

	WA			%
	Effective	WA	WA	FULL	%	%	%	%
Balance	LTV	CBLTV	DTI	DOC	PRIMARY	SFR	IO	CASHOUT

0.01 - 50,000.00	72.6	72.7	33.5	81.1	87.8	89.4	0.0	73.6
50,000.01 - 75,000.00	75.3	76.4	36.0	77.0	85.0	88.4	0.0	69.9
75,000.01 - 100,000.00	75.8	78.2	37.6	72.7	92.7	89.6	0.0	72.3
100,000.01 >=	74.5	77.4	40.2	68.8	94.2	87.3	0.2	73.0
Total:	74.7	77.2	39.1	70.8	92.7	87.8	0.1	72.6

2. FICO

				%
		TOTAL	AVG	SCHED			WA	WA
FICO	COUNT	SCHED_BAL	SCHED_BAL	_BAL	WAC	WARM	FICO	LTV

<= 0.000	14	1,460,019	104,287	0.4	7.42	335	0	69.8
0.001 - 600.000	1,000	109,876,154	109,876	29.2	7.86	330	562	74.1
600.001 - 620.000	375	43,779,303	116,745	11.6	7.29	331	611	74.2
620.001 - 640.000	411	55,325,533	134,612	14.7	7.12	334	631	76.2
640.001 - 660.000	419	51,698,387	123,385	13.7	7.12	335	650	75.5
660.001 - 680.000	324	39,986,238	123,414	10.6	6.97	330	670	75.3
680.001 - 700.000	237	28,257,323	119,229	7.5	6.88	326	690	74.6
700.001 - 720.000	157	16,921,801	107,782	4.5	7.01	317	710	74.2
720.001 >=	242	28,751,175	118,807	7.6	6.87	331	752	73.6
Total:	3,179	376,055,934	118,294	100.0	7.30	331	632	74.7

	WA			%
	Effective	WA	WA	FULL	%	%	%	%
FICO	LTV	CBLTV	DTI	DOC	PRIMARY	SFR	IO	CASHOUT

<= 0.000	69.8	72.2	38.1	89.3	100.0	100.0	0.0	97.3
0.001 - 600.000	74.1	75.2	39.2	77.8	96.2	92.6	0.0	76.6
600.001 - 620.000	74.1	77.5	40.0	75.1	92.7	86.0	0.0	76.0
620.001 - 640.000	76.2	79.4	39.2	71.0	95.2	87.5	0.0	74.5
640.001 - 660.000	75.5	78.8	39.1	62.9	91.7	90.6	0.0	73.2
660.001 - 680.000	75.3	78.5	38.1	67.7	91.7	88.5	0.0	69.5
680.001 - 700.000	74.6	77.5	38.8	66.8	88.5	82.0	1.4	67.9
700.001 - 720.000	74.2	75.9	38.1	63.0	81.0	74.1	0.0	65.1
720.001 >=	73.6	75.4	38.5	63.3	88.1	80.0	0.0	59.3
Total:	74.7	77.2	39.1	70.8	92.7	87.8	0.1	72.6

3. Original LTV

				%
		TOTAL	AVG	SCHED			WA	WA
Original LTV	COUNT	SCHED_BAL	SCHED_BAL	_BAL	WAC	WARM	FICO	LTV

<= 79.999	1,640	195,039,688	118,927	51.9	6.98	323	633	66.1
80.000 - 84.999	901	113,029,721	125,449	30.1	7.36	339	631	80.4
85.000 - 89.999	278	31,840,710	114,535	8.5	7.81	331	628	86.1
90.000 - 94.999	141	18,251,697	129,445	4.9	7.87	343	629	90.7
95.000 - 99.999	84	10,659,593	126,900	2.8	8.09	336	628	95.3
100.000 >=	135	7,234,525	53,589	1.9	10.31	358	678	100.0
Total:	3,179	376,055,934	118,294	100.0	7.30	331	632	74.7

	WA			%
	Effective	WA	WA	FULL	%	%	%	%
Original LTV	LTV	CBLTV	DTI	DOC	PRIMARY	SFR	IO	CASHOUT

<= 79.999	66.1	66.9	38.2	71.3	93.5	87.6	0.0	84.7
80.000 - 84.999	80.4	86.9	40.3	69.5	91.0	89.3	0.0	58.7
85.000 - 89.999	86.0	86.5	39.9	74.2	87.4	89.0	0.0	69.8
90.000 - 94.999	90.2	90.7	37.9	68.3	95.4	91.5	0.0	64.5
95.000 - 99.999	94.9	95.3	41.1	88.2	100.0	84.7	3.7	63.2
100.000 >=	100.0	100.0	38.9	44.9	100.0	60.7	0.0	9.1
Total:	74.7	77.2	39.1	70.8	92.7	87.8	0.1	72.6

4. CashOut

				%
		TOTAL	AVG	SCHED			WA	WA
CashOut	COUNT	SCHED_BAL	SCHED_BAL	_BAL	WAC	WARM	FICO	LTV

Refinance - Cashout	2,283	272,953,978	119,559	100.0	7.23	327	628	73.0
Total:	2,283	272,953,978	119,559	100.0	7.23	327	628	73.0

	WA			%
	Effective	WA	WA	FULL	%	%	%	%
CashOut	LTV	CBLTV	DTI	DOC	PRIMARY	SFR	IO	CASHOUT

Refinance - Cashout	73.0	74.0	38.8	73.0	94.2	89.6	0.0	100.0
Total:	73.0	74.0	38.8	73.0	94.2	89.6	0.0	100.0

5. 2-4 Family

				%
		TOTAL	AVG	SCHED			WA	WA
2-4 Family	COUNT	SCHED_BAL	SCHED_BAL	_BAL	WAC	WARM	FICO	LTV

2 Family	118	15,649,665	132,624	64.1	7.45	341	647	74.0
3-4 Family	47	8,769,973	186,595	35.9	6.97	338	664	69.9
Total:	165	24,419,638	147,998	100.0	7.28	340	653	72.5

	WA			%
	Effective	WA	WA	FULL	%	%	%	%
2-4 Family	LTV	CBLTV	DTI	DOC	PRIMARY	SFR	IO	CASHOUT

2 Family	74.0	77.3	40.0	56.2	67.3	0.0	2.6	62.6
3-4 Family	69.9	70.0	38.8	66.2	62.7	0.0	0.0	70.0
Total:	72.5	74.6	39.6	59.8	65.7	0.0	1.6	65.2

6. Investment & Second Home

				%
		TOTAL	AVG	SCHED			WA	WA
Investment & Second Home	COUNT	SCHED_BAL	SCHED_BAL	_BAL	WAC	WARM	FICO	LTV

Second Home	13	2,121,875	163,221	7.7	6.84	334	656	76.8
Investor	280	25,449,738	90,892	92.3	7.75	330	658	75.1
Total:	293	27,571,614	94,101	100.0	7.68	330	658	75.3

	WA			%
	Effective	WA	WA	FULL	%	%	%	%
Investment & Second Home	LTV	CBLTV	DTI	DOC	PRIMARY	SFR	IO	CASHOUT

Second Home	76.8	76.8	43.4	60.3	0.0	91.2	0.0	47.2
Investor	75.1	75.3	38.3	49.1	0.0	57.8	0.0	58.2
Total:	75.2	75.4	38.7	50.0	0.0	60.4	0.0	57.4

7. Stated or Reduced

				%
		TOTAL	AVG	SCHED			WA	WA
Stated or Reduced	COUNT	SCHED_BAL	SCHED_BAL	_BAL	WAC	WARM	FICO	LTV

Reduced	143	19,512,310	136,450	17.8	7.64	350	652	79.3
Stated Income / Stated Assets	697	90,240,958	129,471	82.2	7.55	333	640	74.0
Total:	840	109,753,268	130,659	100.0	7.57	336	643	74.9

	WA			%
	Effective	WA	WA	FULL	%	%	%	%
Stated or Reduced	LTV	CBLTV	DTI	DOC	PRIMARY	SFR	IO	CASHOUT

Reduced	79.1	80.0	38.7	0.0	71.9	71.4	2.0	15.5
Stated Income / Stated Assets	74.0	76.3	39.3	0.0	90.8	84.8	0.0	78.3
Total:	74.9	77.0	39.2	0.0	87.4	82.4	0.4	67.1

8. Interest Only

				%
		TOTAL	AVG	SCHED			WA	WA
Interest Only	COUNT	SCHED_BAL	SCHED_BAL	_BAL	WAC	WARM	FICO	LTV

Y	1	399,000	399,000	100.0	6.99	356	687	95.0
Total:	1	399,000	399,000	100.0	6.99	356	687	95.0

	WA			%
	Effective	WA	WA	FULL	%	%	%	%
Interest Only	LTV	CBLTV	DTI	DOC	PRIMARY	SFR	IO	CASHOUT

Y	9.50	95.0	35.0	0.0	100.0	0.0	100.0	0.0
Total:	9.50	95.0	35.0	0.0	100.0	0.0	100.0	0.0

9. 2nd Lien

				%
		TOTAL	AVG	SCHED			WA	WA
2nd Lien	COUNT	SCHED_BAL	SCHED_BAL	_BAL	WAC	WARM	FICO	LTV

2nd Lien	141	7,496,200	53,165	100.0	10.33	358	678	99.9
Total:	141	7,496,200	53,165	100.0	10.33	358	678	99.9

	WA			%
	Effective	WA	WA	FULL	%	%	%	%
2nd Lien	LTV	CBLTV	DTI	DOC	PRIMARY	SFR	IO	CASHOUT

2nd Lien	99.9	99.9	38.6	45.1	100.0	61.0	0.0	11.2
Total:	99.9	99.9	38.6	45.1	100.0	61.0	0.0	11.2